Financial Supplement Second Quarter 2018

Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income (Loss) 5 Consolidated Balance Sheets 6 Consolidated Capital Structure 7 Operating Earnings (Loss) by Segment and Corporate and Other (1/2) 8 Operating Earnings (Loss) by Segment and Corporate and Other (2/2) 9 Assets Under Management and Administration 10 Sales Metrics by Segment 11 Select Metrics from Business Segments Individual Retirement Statements of Income (Loss) and Summary Metrics 13 Select Operating Metrics 14 Group Retirement Statements of Income (Loss) and Summary Metrics 15 Select Operating Metrics 16 Investment Management and Research Statements of Income (Loss) and Summary Metrics 17 Select Operating Metrics 18 Net Flows 19 Protection Solutions Statements of Income (Loss) and Summary Metrics 20 Select Operating Metrics 21 Investments Consolidated Investment Portfolio Composition 23 Consolidated Results of General Account Investment Assets 24 Additional Information Deferred Acquisition Costs Rollforward 26 Use of Non-GAAP Financial Measures 27 Reconciliation of Non-GAAP Measures (1/3) 28 Reconciliation of Non-GAAP Measures (2/3) 29 Reconciliation of Non-GAAP Measures (3/3) 30 Glossary of Selected Financial and Product Terms 31 Analyst Coverage, Ratings & Contact Information 32 This financial supplement should be read in conjunction with AXA Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the six months ended June 30, 2018. AXA Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.axaequitableholdings.com. All information included in this financial supplement is unaudited. This Financial Supplement includes corrections to certain previously reported items that were not considered to be material. 2

Consolidated Financials and Key Metrics 3

Key Metrics Summary

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Change	Year-to-Date or As of 6/30/2017	6/30/2018	Change
Net income (loss)	$ 698	$ 90	$ 682	$ 291	$ 255	(63.5)%	$ 501	$ 546	9.0 %
Net income (loss) attributable to the noncontrolling interest	(90)	(96)	(144)	(123)	(97)	(7.8)%	(183)	(220)	(20.2)%
Net income (loss) attributable to Holdings	608	(6)	538	168	158	(74.0)%	318	326	2.5 %
Non-GAAP Operating Earnings[1]	399	475	971	464	506	26.8 %	703	970	38.0 %
Total equity attributable to Holdings	12,385	12,425	13,485	13,565	13,376	8.0 %	12,385	13,376	8.0 %
Less: Accumulated other comprehensive income (loss)	(333)	(330)	(108)	(946)	(1,310)	(293.4)%	(333)	(1,310)	(293.4)%
Total equity attributable to Holdings (ex. AOCI):	12,718	12,755	13,593	14,511	14,686	15.5 %	12,718	14,686	15.5 %
Pro Forma Non-GAAP Operating ROE [1][2]**:**	—	—	12.3%	13.6%	14.6%		—	14.6%	
Debt to capital:									
Debt to Capital					26.9%			26.9%	
Debt to Capital (ex. AOCI)					25.1%			25.1%	
Per share:									
Diluted earnings per share									
Net income (loss) attributable to Holdings	1.08	(0.01)	0.96	0.30	0.28	(74.1)%	0.57	0.58	1.8 %
Non-GAAP Operating Earnings[1]	0.71	0.85	1.73	0.83	0.90	26.8 %	1.25	1.73	38.4 %
Book value per share – Diluted[1]	22.08	22.15	24.04	24.18	23.84	8.0 %	22.08	23.84	
Book value per share (ex. AOCI) – Diluted[1]	22.67	22.74	24.23	25.87	26.17	15.4 %	22.67	26.17	
Weighted-average common shares outstanding:									
Basic	561.0	561.0	561.0	561.0	561.0	— %	561.0	561.0	
Diluted	561.0	561.0	561.0	561.0	561.1	— %	561.0	561.1	
Ending common shares outstanding:									
Basic	561.0	561.0	561.0	561.0	561.0	— %	561.0	561.0	
Diluted	561.0	561.0	561.0	561.0	561.1	— %	561.0	561.1	
Market Values:									
S&P 500	2,423	2,519	2,674	2,641	2,718	12.2 %	2,423	2,718	12.2 %
US 10-Year Treasury	2.31%	2.33%	2.40%	2.74%	2.85%		2.31%	2.85%	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Calculated using Pro Forma Non-GAAP Operating Earnings, excluding impact of non-recurring items which occurred in the fourth quarter of 2017. Please see "Additional Information" for adjustments of non-recurring items.

4

Equitable Holdings

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	Three Months Ended 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Change	Year-to-Date 6/30/2017	6/30/2018	Change
Revenues									
Policy charges and fee income	$ 935	$ 970	$ 872	$ 972	$ 987	5.6 %	$ 1,891	$ 1,959	3.6 %
Premiums	277	267	299	279	275	(0.7)%	558	554	(0.7)%
Net derivative gains (losses)	729	(366)	(13)	(281)	(73)	(110.0)%	494	(354)	(171.7)%
Net investment income (loss)	803	794	705	591	596	(25.8)%	1,583	1,187	(25.0)%
Total investment gains (losses), net	4	(12)	(159)	102	(22)	(650.0)%	(20)	80	500.0 %
Investment management and service fees	998	1,018	1,123	1,055	1,075	7.7 %	1,952	2,130	9.1 %
Other income	136	102	89	117	124	(8.8)%	254	241	(5.1)%
Total revenues	3,882	2,773	2,916	2,835	2,962	(23.7)%	6,712	5,797	(13.6)%
Benefits and other deductions									
Policyholders' benefits	1,741	1,090	430	608	920	(47.2)%	2,834	1,528	(46.1)%
Interest credited to policyholders' account balances	242	255	252	271	268	10.7 %	488	539	10.5 %
Compensation and benefits	546	524	528	620	558	2.2 %	1,085	1,178	8.6 %
Commissions and distribution related payments	400	388	421	411	418	4.5 %	795	829	4.3 %
Interest expense	38	42	45	46	60	57.9 %	73	106	45.2 %
Amortization of deferred policy acquisition costs, net	(113)	12	(83)	15	(1)	99.1 %	(168)	14	108.3 %
Other operating costs and expenses	414	450	468	494	425	2.7 %	1,158	919	(20.6)%
Total benefits and other deductions	3,268	2,761	2,061	2,465	2,648	(19.0)%	6,265	5,113	(18.4)%
Income (loss) from operations, before income taxes	614	12	855	370	314	(48.9)%	447	684	53.0 %
Income tax (expense) benefit	84	78	(173)	(79)	(59)	(170.2)%	54	(138)	(355.6)%
Net income (loss)	698	90	682	291	255	(63.5)%	501	546	9.0 %
Less: net (income) loss attributable to the noncontrolling interest	(90)	(96)	(144)	(123)	(97)	(7.8)%	(183)	(220)	(20.2)%
Net income (loss) attributable to Holdings	608	(6)	538	168	158	(74.0)%	318	326	2.5 %
Adjustments related to:									
Variable annuity product features [(1)]	(40)	656	377	212	280		251	492	
Investment gains (losses)	(4)	12	159	(102)	22		20	(80)	
Goodwill impairment	—	—	—	—	—		369	—	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	33	34	34	131	27		67	158	
Other adjustments	26	46	59	90	89		5	179	
Income tax (expense) benefit related to above adjustments	(7)	(260)	(212)	(63)	(81)		(242)	(144)	
Non-recurring tax items	(217)	(7)	16	28	11		(85)	39	
Non-GAAP Operating earnings (loss)[(2)]	399	475	971	464	506		703	970	

Notes:

(1) This reconciling item was previously referred to as "GMxB product features", but is now referred to more broadly as "Variable annuity product features" to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

5

AXA Equitable Holdings

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	Balances as of 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018
Assets					
Total investments	$ 76,274	$ 78,265	$ 81,782	$ 78,883	$ 76,828
Cash and cash equivalents	6,187	6,446	4,814	6,091	6,833
Cash and securities segregated, at fair value	1,078	789	825	1,025	1,289
Broker-dealer related receivables	2,211	2,206	2,158	2,300	2,276
Deferred policy acquisition costs	6,101	6,114	5,969	6,288	6,346
Goodwill and other intangible assets, net	4,852	4,840	4,824	4,813	4,802
Amounts due from reinsurers	5,141	5,035	5,023	4,953	4,963
Loans to affiliates	1,235	1,234	1,230	885	—
GMIB reinsurance contract asset, at fair value	2,093	2,011	1,894	1,734	1,636
Current and deferred income taxes	298	266	67	225	47
Other assets	2,620	2,628	2,510	3,239	3,025
Separate Account assets	118,599	121,106	124,552	121,858	122,967
Total assets	226,689	230,940	235,648	232,294	231,012
Liabilities					
Policyholders' account balances	44,760	46,006	47,171	47,666	48,849
Future policy benefits and other policyholders' liabilities	31,029	31,080	30,299	29,586	29,351
Broker-dealer related payables	579	550	783	466	603
Securities sold under agreements to repurchase	3,247	3,284	1,887	1,904	1,850
Customers related payables	2,442	2,384	2,229	2,549	2,713
Amounts due to reinsurers	1,470	1,439	1,436	1,396	1,398
Short-term and long-term debt	1,684	1,933	2,408	2,373	4,922
Loans from affiliates	2,982	2,994	3,622	2,530	—
Other liabilities	4,098	4,289	4,053	4,342	3,350
Separate Account liabilities	118,599	121,106	124,552	121,858	122,967
Total liabilities	210,890	215,065	218,440	214,670	216,003
Redeemable noncontrolling interest	361	440	626	1,024	146
Equity					
Common stock	6	6	6	6	6
Capital in excess of par value	955	998	1,298	2,050	2,067
Retained earnings	11,757	11,751	12,289	12,455	12,613
Accumulated other comprehensive income (loss)	(333)	(330)	(108)	(946)	(1,310)
Total equity attributable to Holdings	12,385	12,425	13,485	13,565	13,376
Noncontrolling interest	3,053	3,010	3,097	3,035	1,487
Total equity	15,438	15,435	16,582	16,600	14,863
Total liabilities, redeemable noncontrolling interest and equity	226,689	230,940	235,648	232,294	231,012

6

Consolidated Capital Structure Balances as of (in millions USD, unless otherwise indicated) 6/30/2018 Short-term debt AB commercial paper $ 515 AB revolving credit facility — Total short-term debt 515 Total long-term debt 4,407 Total short-term and long-term debt: [A] 4,922 Equity Common stock 6 Capital in excess of par value 2,067 Retained earnings 12,613 Accumulated other comprehensive income (loss) (1,310) Total equity attributable to Holdings 13,376 Noncontrolling interest 1,487 Total equity 14,863 Total equity attributable to Holdings (ex. AOCI): [B] 14,686 Capital Total capitalization 18,298 Total capitalization (ex. AOCI): [A+B] 19,608 Debt to capital Debt to capital 26.9% Debt to capital (ex. AOCI) 25.1% Common shares outstanding Beginning balance 561.0 Repurchases 0.0 Issuances 0.0 Ending basic common shares outstanding 561.0 Total potentially dilutive shares 0.1 Total diluted shares 561.1 7

Equitable Holdings

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Three Months Ended June 30, 2018					
Revenues						
Policy charges, fee income and premiums	$ 543	$ 69	$ —	$ 547	$ 103	$ 1,262
Net investment income (loss)	258	124	4	194	129	709
Investment gains (losses), net including derivative gains (losses)	91	2	—	3	(5)	91
Investment Management, service fees and other income	190	50	838	56	66	1,200
Segment revenues	1,082	245	842	800	293	3,262
Benefits and other deductions						
Policyholders' benefits	314	—	—	420	181	915
Interest credited to policyholders' account balances	54	73	—	120	21	268
Commissions and distribution related payments	152	26	106	75	59	418
Amortization of deferred policy acquisition costs, net	(45)	(15)	—	47	12	(1)
Compensation and benefits and other operating costs and expenses	124	66	513	107	79	889
Interest expense	—	—	2	—	58	60
Segment benefits and other deductions	599	150	621	769	410	2,549
Operating earnings (loss), before income taxes	483	95	221	31	(117)	713
Income Taxes	(86)	(17)	(41)	(7)	21	(130)
Operating earnings (loss), before noncontrolling interest	397	78	180	24	(96)	583
Less: Operating (earnings) loss attributable to the noncontrolling interest	2	—	(83)	—	4	(77)
Operating earnings (loss)	399	78	97	24	(92)	506
Average capital[1]	7,188	1,270		2,574		
Non-GAAP Operating ROC by segment [2][3][4]	22.4%	25.4%		5.0%		

	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Three Months Ended June 30, 2017					
Revenues						
Policy charges, fee income and premiums	544	61	—	512	96	1,213
Net investment income (loss)	221	111	4	173	165	674
Investment gains (losses), net including derivative gains (losses)	93	(3)	(5)	1	(4)	82
Investment Management, service fees and other income	183	41	773	57	82	1,136
Segment revenues	1,041	210	772	743	339	3,105
Benefits and other deductions						
Policyholders' benefits	360	—	—	421	240	1,021
Interest credited to policyholders' account balances	30	69	—	120	22	241
Commissions and distribution related payments	156	24	103	68	49	400
Amortization of deferred policy acquisition costs, net	(89)	(19)	—	(3)	2	(109)
Compensation and benefits and other operating costs and expenses	146	69	510	118	53	896
Interest expense	7	—	2	—	32	41
Segment benefits and other deductions	610	143	615	724	398	2,490
Operating earnings (loss), before income taxes	431	67	157	19	(59)	615
Income Taxes	(122)	(18)	(21)	(3)	24	(140)
Operating earnings (loss), before noncontrolling interest	309	49	136	16	(35)	475
Less: Operating (earnings) loss attributable to the noncontrolling interest	(1)	(1)	(75)	—	1	(76)
Operating earnings (loss)	308	48	61	16	(34)	399

Notes:

(1) For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

(2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $588 million total pre-tax adjustments in policyholders' benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 32%.

(3) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Year to Date June 30, 2018					
Revenues						
Policy charges, fee income and premiums	$ 1,083	$ 133	$ —	$ 1,082	$ 215	$ 2,513
Net investment income (loss)	486	255	7	414	242	1,404
Investment gains (losses), net including derivative gains (losses)	(136)	1	2	2	1	(130)
Investment Management, service fees and other income	378	94	1,742	111	123	2,448
Segment revenues	1,811	483	1,751	1,609	581	6,235
Benefits and other deductions						
Policyholders' benefits	319	—	—	829	360	1,508
Interest credited to policyholders' account balances	113	143	—	242	41	539
Commissions and distribution related payments	296	50	216	141	126	829
Amortization of deferred policy acquisition costs, net	(92)	(26)	—	118	7	7
Compensation and benefits and other operating costs and expenses	245	128	1,075	221	158	1,827
Interest expense	—	—	4	—	102	106
Segment benefits and other deductions	881	295	1,295	1,551	794	4,816
Operating earnings (loss), before income taxes	930	188	456	58	(213)	1,419
Income Taxes	(171)	(34)	(68)	(11)	41	(243)
Operating earnings (loss), before noncontrolling interest	759	154	388	47	(172)	1,176
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(210)	—	4	(206)
Operating earnings (loss)	759	154	178	47	(168)	970

	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Year to Date June 30, 2017					
Revenues						
Policy charges, fee income and premiums	1,063	120	—	1,041	226	2,450
Net investment income (loss)	398	241	23	381	313	1,356
Investment gains (losses), net including derivative gains (losses)	233	(8)	(15)	1	(2)	209
Investment Management, service fees and other income	366	84	1,507	109	140	2,206
Segment revenues	2,060	437	1,515	1,532	677	6,221
Benefits and other deductions						
Policyholders' benefits	821	—	—	833	460	2,114
Interest credited to policyholders' account balances	77	140	—	236	34	487
Commissions and distribution related payments	314	47	199	136	99	795
Amortization of deferred policy acquisition costs, net	(143)	(30)	—	26	(6)	(153)
Compensation and benefits and other operating costs and expenses	274	131	1,006	227	131	1,769
Interest expense	7	—	3	—	63	73
Segment benefits and other deductions	1,350	288	1,208	1,458	781	5,085
Operating earnings (loss), before income taxes	710	149	307	74	(104)	1,136
Income Taxes	(198)	(41)	(56)	(19)	41	(273)
Operating earnings (loss), before noncontrolling interest	512	108	251	55	(63)	863
Less: Operating (earnings) loss attributable to the noncontrolling interest	(2)	(1)	(158)	—	1	(160)
Operating earnings (loss)	510	107	93	55	(62)	703

9

Assets Under Management and Administration Balances as of (in millions USD, unless otherwise indicated) 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 Assets Under Management AB AUM Total AB $ 516,600 $ 534,939 $ 554,485 $ 549,468 $ 539,800 Exclusion for General Account and other Affiliated Accounts (54,845) (56,687) (59,669) (58,130) (57,757) Exclusion for Separate Accounts (32,088) (32,700) (33,748) (32,683) (32,919) AB third party 429,667 445,552 461,068 458,655 449,124 Total company AUM AB third party 429,667 445,552 461,068 458,655 449,124 General Account and other Affiliated Accounts 82,461 84,711 86,596 84,974 83,661 Separate Accounts 118,599 121,106 124,552 121,858 122,967 Total AUM 630,727 651,369 672,216 665,487 655,752 Total Assets Under Administration (AUA) (1) 40,490 42,328 44,372 44,750 45,890 AXA Advisor Headcount (actual figures) Total Number of AXA Advisors 4,550 4,562 4,668 4,584 4,576 $ 76,274 $ 78,265 $ 81,782 $ 78,883 $ 76,828 Notes: 6,187 6,446 4,814 6,091 6,833 (1) AUA includes AXA Advisors Advisory and Brokerage AUA; AXA Advisors broker-dealer business is included in Corporate and Other. 10

Equitable Holdings

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Change	Year-to-Date 6/30/2017	6/30/2018	Change
Insurance Operations:									
Individual Retirement									
First year premiums and deposits	$ 1,940	$ 1,610	$ 1,683	$ 1,619	$ 1,861	(4.1)%	$ 3,802	$ 3,480	(8.5)%
Renewal premium and deposits	95	65	102	87	78	(17.9)%	187	165	(11.8)%
Total Gross Premiums	2,035	1,675	1,785	1,706	1,939	(4.7)%	3,989	3,645	(8.6)%
Group Retirement									
First year premiums and deposits	354	305	390	343	352	(0.6)%	692	695	0.4 %
Renewal premium and deposits	508	369	477	498	528	3.9 %	990	1,026	3.6 %
Total Gross Premiums	862	674	867	841	880	2.1 %	1,682	1,721	2.3 %
Protection Solutions									
First year premiums and deposits	101	105	120	102	125	23.8 %	205	227	10.7 %
Renewal premium and deposits	649	631	648	652	642	(1.1)%	1,313	1,294	(1.4)%
Total Gross Premiums	750	736	768	754	767	2.3 %	1,518	1,521	0.2 %
Investment Management and Research (in billions USD):									
Gross Sales by distribution channel									
Institutional	4.0	3.3	3.5	14.8	3.9	(2.5)%	6.5	18.7	187.7 %
Retail	13.5	13.9	12.9	14.9	11.6	(14.1)%	27.0	26.5	(1.9)%
Private Wealth Management	2.9	2.8	2.9	4.4	3.5	20.7 %	5.9	8.0	35.6 %
Firmwide Gross Sales	20.4	20.0	19.3	34.1	19.0	(6.9)%	39.4	53.2	35.0 %
Gross sales by investment service									
Equity Active	5.2	5.8	6.0	10.9	8.6	65.4 %	10.1	19.5	93.1 %
Equity Passive (1)	0.1	0.7	0.0	0.0	1.1	1,000.0 %	0.5	1.1	120.0 %
Fixed Income - Taxable	10.6	10.4	8.9	8.5	5.2	(50.9)%	21.8	13.7	(37.2)%
Fixed Income - Tax-Exempt	2.1	1.6	2.2	2.3	1.9	(9.5)%	4.1	4.3	4.9 %
Fixed Income Passive (1)	0.0	0.1	0.0	0.0	0.0		0.0	0.0	
Other (2)	2.4	1.4	2.2	12.4	2.2	(8.3)%	2.9	14.6	403.4 %
Firmwide Gross Sales	20.4	20.0	19.3	34.1	19.0	(6.9)%	39.4	53.2	35.0 %

Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services and certain alternative investments.

11

Select Metrics from Business Segments 12

Equitable Holdings

Individual Retirement - Statements of Income (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Change	Year-to-Date 6/30/2017	6/30/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 544	$ 548	$ 545	$ 540	$ 543	(0.2)%	$ 1,063	$ 1,083	1.9 %
Net investment income (loss)	221	211	256	228	258	16.7 %	398	486	22.1 %
Investment gains (losses), net including derivative gains (losses)	93	62	319	(227)	91	(2.2)%	233	(136)	(158.4)%
Investment Management, service fees and other income	183	183	190	188	190	3.8 %	366	378	3.3 %
Segment revenues	1,041	1,004	1,310	729	1,082	3.9 %	2,060	1,811	(12.1)%
Benefits and other deductions									
Policyholders' benefits	360	184	558	5	314	(12.8)%	821	319	(61.1)%
Interest credited to policyholders' account balances	30	54	43	59	54	80.0 %	77	113	46.8 %
Commissions and distribution related payments	156	144	151	144	152	(2.6)%	314	296	(5.7)%
Amortization of deferred policy acquisition costs, net	(89)	(61)	(98)	(47)	(45)	49.4 %	(143)	(92)	35.7 %
Compensation and benefits, interest expense, and other operating costs and expenses	153	124	118	121	124	(19.0)%	281	245	(12.8)%
Segment benefits and other deductions	610	445	772	282	599	(1.8)%	1,350	881	(34.7)%
Operating earnings (loss), before income taxes	431	559	538	447	483	12.1 %	710	930	31.0 %
Income taxes	(122)	(159)	(118)	(85)	(86)	29.5 %	(198)	(171)	13.6 %
Operating earnings (loss), before noncontrolling interest	309	400	420	362	397	28.5 %	512	759	48.2 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(1)	(2)	(3)	(2)	2	300.0 %	(2)	—	100.0 %
Operating earnings (loss)	308	398	417	360	399	29.5 %	510	759	48.8 %
Summary Metrics									
Non-GAAP Operating ROC[1][2]			19.1%	21.4%	22.4%			22.4%	
Average account value[3]	97,626	99,504	101,929	102,607	102,452	4.9 %	96,087	103,269	7.5 %
Return on assets[4]			1.77%	1.92%	1.98%			1.96%	
Net flows	178	(101)	(358)	(462)	(149)	(183.7)%	391	(611)	(256.3)%
Current Product Offering	1,147	815	744	579	867	(24.4)%	2,295	1,446	(37.0)%
Fixed Rate	(969)	(916)	(1,102)	(1,041)	(1,016)	(4.9)%	(1,904)	(2,057)	(8.0)%
First year premiums and deposits	1,940	1,610	1,683	1,619	1,861	(4.1)%	3,802	3,480	(8.5)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

(3) Average account value calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two.

(4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average account value.

13

Individual Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Year-to-Date or As of 6/30/2017	6/30/2018
Sales Metrics							
First Year Premiums by Product:							
SCS	$ 1,076	$ 832	$ 799	$ 775	$ 999	$ 2,150	$ 1,774
Retirement Cornerstone	657	607	667	627	625	1,248	1,252
Investment Edge	107	96	127	132	138	195	270
Other	100	75	89	86	99	209	184
Total First Year Premiums	1,940	1,610	1,683	1,619	1,861	3,802	3,480
First Year Premiums by Guarantee:							
Non-GMxB	1,281	1,014	1,065	1,003	1,234	2,541	2,236
ROP death benefit only	76	71	51	78	80	153	159
Total non-GMxB & ROP death benefit only	1,357	1,085	1,116	1,081	1,314	2,694	2,395
Floating rate GMxB	550	514	559	525	537	1,038	1,062
Fixed rate GMxB	33	11	8	13	10	70	23
Total First Year Premiums	1,940	1,610	1,683	1,619	1,861	3,802	3,480
Account Values							
General account:							
Balance as of beginning of period	16,421	17,429	17,753	19,059	19,480	15,384	19,059
Gross premiums	1,142	931	958	793	1,138	2,243	1,931
Surrenders, withdrawals and benefits	(354)	(380)	(477)	(461)	(452)	(681)	(913)
Net flows	788	551	481	332	686	1,562	1,018
Investment performance, interest credited and policy charges	220	(227)	825	89	305	483	394
Balance as of end of period	17,429	17,753	19,059	19,480	20,471	17,429	20,471
Separate account:							
Balance as of beginning of period	80,258	81,141	82,682	84,364	82,310	78,220	84,364
Gross premiums	950	818	977	994	918	1,859	1,912
Surrenders, withdrawals and benefits	(1,560)	(1,470)	(1,816)	(1,788)	(1,753)	(3,030)	(3,541)
Net flows	(610)	(652)	(839)	(794)	(835)	(1,171)	(1,629)
Investment performance, interest credited and policy charges	1,493	2,193	2,521	(1,260)	1,168	4,092	(92)
Balance as of end of period	81,141	82,682	84,364	82,310	82,643	81,141	82,643
Total:							
Balance as of beginning of period	96,679	98,570	100,435	103,423	101,790	93,604	103,423
Gross premiums	2,092	1,749	1,935	1,787	2,056	4,102	3,843
Surrenders, withdrawals and benefits	(1,914)	(1,850)	(2,293)	(2,249)	(2,205)	(3,711)	(4,454)
Net flows	178	(101)	(358)	(462)	(149)	391	(611)
Investment performance, interest credited and policy charges	1,713	1,966	3,346	(1,171)	1,473	4,575	302
Balance as of end of period	98,570	100,435	103,423	101,790	103,114	98,570	103,114
Net Amount at Risk (NAR):							
Total GMIB NAR	6,509	6,320	6,032	6,002	5,961	6,509	5,961
Total GMDB NAR	17,760	17,384	16,875	18,029	18,087	17,760	18,087
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	10,780	10,727	10,938	10,584	10,507	10,780	10,507
o/w GMIB Reserves	7,247	6,939	6,965	6,610	6,482	7,247	6,482
o/w GMDB Reserves	3,533	3,788	3,973	3,974	4,025	3,533	4,025

14

AXA Equitable Holdings

Group Retirement - Statements of Income (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended						Year-to-Date		
	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Change	6/30/2017	6/30/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 61	$ 51	$ 77	$ 64	$ 69	13.1 %	$ 120	$ 133	10.8 %
Net investment income (loss)	111	150	137	131	124	11.7 %	241	255	5.8 %
Investment gains (losses), net including derivative gains (losses)	(3)	2	(2)	(1)	2	166.7 %	(8)	1	112.5 %
Investment Management, service fees and other income	41	45	45	44	50	22.0 %	84	94	11.9 %
Segment revenues	210	248	257	238	245	16.7 %	437	483	10.5 %
Benefits and other deductions									
Interest credited to policyholders' account balances	69	71	71	70	73	5.8 %	140	143	2.1 %
Commissions and distribution related payments	24	20	26	24	26	8.3 %	47	50	6.4 %
Amortization of deferred policy acquisition costs, net	(19)	(23)	(10)	(11)	(15)	21.1 %	(30)	(26)	13.3 %
Compensation and benefits, interest expense, and other operating costs and expenses	69	62	68	62	66	(4.3)%	131	128	(2.3)%
Segment benefits and other deductions	143	130	155	145	150	4.9 %	288	295	2.4 %
Operating earnings (loss), before income taxes	67	118	102	93	95	41.8 %	149	188	26.2 %
Income taxes	(18)	(32)	(14)	(17)	(17)	5.6 %	(41)	(34)	17.1 %
Operating earnings (loss), before noncontrolling interest	49	86	88	76	78	59.2 %	108	154	42.6 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(1)	—	—	—	—	100.0 %	(1)	—	100.0 %
Operating earnings (loss)	48	86	88	76	78	62.5 %	107	154	43.9 %
Summary Metrics									
Non-GAAP Operating ROC(1)(2)			22.6%	23.6%	25.4%			25.4%	
Average account value(3)	31,576	32,420	33,381	33,912	34,284	8.6 %	31,061	34,278	10.4 %
Return on assets(4)			1.11%	1.12%	1.19%		—%	1.19%	
Net flows	196	(5)	21	101	150	(23.5)%	251	251	— %
Gross premiums	862	674	867	841	880	2.1 %	1,682	1,721	2.3 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

(3) Average account value calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two.

(4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average account value.

15

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Year-to-Date or As of 6/30/2017	6/30/2018
Sales Metrics							
Gross premiums:							
First-year premiums	$ 354	$ 305	$ 390	$ 343	$ 352	$ 692	$ 695
Renewal premiums	508	369	477	498	528	990	1,026
Group Retirement premiums	862	674	867	841	880	1,682	1,721
Gross premiums by market:							
Tax-exempt	204	192	260	207	212	419	419
Corporate	139	103	114	122	133	253	255
Other	11	10	16	14	7	20	21
Total First Year Premiums	354	305	390	343	352	692	695
Tax-exempt	380	256	356	357	399	720	756
Corporate	71	71	72	84	82	150	166
Other	57	42	49	57	47	120	104
Total renewal premiums	508	369	477	498	528	990	1,026
Group Retirement premiums by market	862	674	867	841	880	1,682	1,721
Account Values							
General account:							
Balance as of beginning of period	11,093	11,210	11,316	11,319	11,393	10,999	11,319
Gross premiums	266	271	256	259	283	555	542
Surrenders, withdrawals and benefits	(219)	(240)	(323)	(254)	(248)	(488)	(502)
Net flows	47	31	(67)	5	35	67	40
Investment performance, interest credited and policy charges	70	75	70	69	74	144	143
Balance as of end of period	11,210	11,316	11,319	11,393	11,502	11,210	11,502
Separate account:							
Balance as of beginning of period	20,075	20,773	21,540	22,587	22,525	19,139	22,587
Gross premiums	582	401	605	578	602	1,117	1,180
Surrenders, withdrawals and benefits	(433)	(437)	(517)	(482)	(487)	(933)	(969)
Net flows	149	(36)	88	96	115	184	211
Investment performance, interest credited and policy charges	549	803	959	(158)	507	1,450	349
Balance as of end of period	20,773	21,540	22,587	22,525	23,147	20,773	23,147
Total:							
Balance as of beginning of period	31,168	31,983	32,856	33,906	33,918	30,138	33,906
Gross premiums	848	672	861	837	885	1,672	1,722
Surrenders, withdrawals and benefits	(652)	(677)	(840)	(736)	(735)	(1,421)	(1,471)
Net flows	196	(5)	21	101	150	251	251
Investment performance, interest credited and policy charges	619	878	1,029	(89)	581	1,594	492
Balance as of end of period	31,983	32,856	33,906	33,918	34,649	31,983	34,649

16

Equitable Holdings

Investment Management and Research - Statements of Income (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Change	Year-to-Date 6/30/2017	6/30/2018	Change
Revenues									
Net investment income (loss)	$ 4	$ 9	$ 28	$ 3	$ 4	— %	$ 23	$ 7	(69.6)%
Investment gains (losses), net including derivative gains (losses)	(5)	(5)	(4)	2	—	100.0 %	(15)	2	113.3 %
Investment Management, service fees and other income	773	788	885	904	838	8.4 %	1,507	1,742	15.6 %
Segment Revenues	772	792	909	909	842	9.1 %	1,515	1,751	15.6 %
Benefits and other deductions									
Commissions and distribution related payments	103	106	110	110	106	2.9 %	199	216	8.5 %
Compensation and benefits, interest expense, and other operating costs and expenses	512	512	521	564	515	0.6 %	1,009	1,079	6.9 %
Total benefits and other deductions	615	618	631	674	621	1.0 %	1,208	1,295	7.2 %
Operating earnings (loss), before income taxes	157	174	278	235	221	40.8 %	307	456	48.5 %
Income taxes	(21)	(29)	(54)	(27)	(41)	(95.2)%	(56)	(68)	(21.4)%
Operating earnings (loss), before noncontrolling interest	136	145	224	208	180	32.4 %	251	388	54.6 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(75)	(100)	(151)	(127)	(83)	(10.7)%	(158)	(210)	(32.9)%
Operating earnings (loss)	61	45	73	81	97	59.0 %	93	178	91.4 %
Summary Metrics									
Adjusted operating margin[1]	24.9%	25.0%	35.2%	30.1%	27.3%		24.5%	28.8%	
Net flows (in billions USD)	4.7	4.5	4.2	(2.4)	(7.7)		4.5	(10.1)	
Total AUM in billions USD)	516.6	534.9	554.5	549.5	539.8		516.6	539.8	
Ownership Structure of AB									
AXA and its subsidiaries [2]	64.0%	64.0%	63.3%	63.0%	63.3%		64%	63.3%	
AB Holding	34.8%	34.9%	35.5%	35.8%	35.9%		34.8%	35.9%	
Unaffiliated holders	1.2%	1.1%	1.2%	1.2%	0.8%		1.2%	0.8%	
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100%	100.0%	
AXA and its subsidiaries total economic interest	64.6%	64.9%	64.7%	64.4%	64.7%		64.6%	64.7%	
o/w EQH total economic interest	46.3%	46.7%	46.7%	46.5%	64.7%		46.3%	64.7%	
Units of limited partnership outstanding	265.7	265.8	268.7	269.8	270.2		265.7	270.2	

Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein's ("AB") management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

(2) Including both the general partnership and limited partnership interests in AB Holding and AB, EQH and its subsidiaries had an approximate 64.7% economic interest in AB as of June 30, 2018.

17

AXA Equitable Holdings

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	Three Months Ended or As of 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018
AUM Rollforward					
Balance as of beginning of period	$ 497.9	$ 516.6	$ 534.9	$ 554.5	$ 549.5
Sales/new accounts	20.4	20.0	19.3	34.1	19.0
Redemptions/terminations	(14.4)	(13.9)	(14.0)	(31.2)	(23.3)
Cash flow/un-reinvested dividends	(1.3)	(1.6)	(1.1)	(5.3)	(3.4)
Net long-term (outflows) inflows	4.7	4.5	4.2	(2.4)	(7.7)
Market appreciation	14.0	13.8	15.4	(2.6)	(2.0)
Balance as of end of period	516.6	534.9	554.5	549.5	539.8
Ending Assets by distribution					
Institutions	252.9	260.0	269.3	265.0	254.4
Retail	177.3	185.7	192.9	191.0	190.3
Private wealth management	86.4	89.2	92.3	93.5	95.1
Total	516.6	534.9	554.5	549.5	539.8
Ending Assets by investment					
Equity					
Actively Managed	124.5	131.7	139.4	142.5	147.2
Passively Managed [(1)]	50.1	52.3	54.3	52.2	53.8
Total Equity	174.6	184.0	193.7	194.7	201.0
Fixed Income					
Actively Managed	275.8	282.4	288.3	277.9	267.5
Passively Managed [(1)]	9.9	9.9	9.9	10.0	10.1
Total Fixed Income	285.7	292.3	298.2	287.9	277.6
Other [(2)]					
Total Other	56.3	58.6	62.6	66.9	61.2
Total	516.6	534.9	554.5	549.5	539.8

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

18

Investment Management and Research - Net Flows Three Months Ended or As of (in billions USD, unless otherwise indicated) 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 Net Flows by Distribution Channel Institutions US $ (0.8) $ 0.5 $ 1.6 $ (5.6) $ (0.7) Global and Non-US 2.0 0.9 1.4 2.8 (7.3) Total Institutions 1.2 1.4 3.0 (2.8) (8.0) Retail US (0.8) (0.5) 0.7 0.2 1.0 Global and Non-US 4.0 3.5 0.3 (1.5) (1.6) Total Retail 3.2 3.0 1.0 (1.3) (0.6) Private Wealth US 0.2 (0.3) (0.1) 0.8 0.2 Global and Non-US 0.1 0.4 0.3 0.9 0.7 Total Private Wealth 0.3 0.1 0.2 1.7 0.9 Total Net Flows by Distribution Channel 4.7 4.5 4.2 (2.4) (7.7) Net Flows by Investment Service Equity Active US (0.7) (1.0) (0.9) (1.5) 1.2 Global and Non-US 1.3 1.9 0.9 4.4 2.2 Total Equity Active 0.6 0.9 0.0 2.9 3.4 Equity Passive (1) US (0.4) (0.4) (1.2) (1.1) 0.1 Global and Non-US (0.1) 0.1 (0.2) (0.4) 0.2 Total Equity Passive (1) (0.5) (0.3) (1.4) (1.5) 0.3 Fixed Income - Taxable US (0.1) 0.9 2.8 (4.4) (1.8) Global and Non-US 3.7 2.8 0.1 (5.2) (4.1) Total Fixed Income - Taxable 3.6 3.7 2.9 (9.6) (5.9) Fixed Income - Tax-Exempt US 0.8 (0.1) 0.9 0.8 0.3 Global and Non-US 0.0 0.0 0.0 0.0 0.0 Total Fixed Income - Taxable 0.8 (0.1) 0.9 0.8 0.3 Fixed Income - Passive (1) US (1.3) 0.0 0.0 0.1 0.1 Global and Non-US (0.1) (0.1) 0.0 0.0 0.0 Total Fixed Income - Passive (1) (1.4) (0.1) 0.0 0.1 0.1 Other (2) US 0.3 0.3 0.6 1.5 0.6 Global and Non-US 1.3 0.1 1.2 3.4 (6.6) Total Other (2) 1.6 0.4 1.8 4.9 (6.0) Total Net Flows by Investment Service 4.7 4.5 4.2 (2.4) (7.8) Active vs. Passive Net Flows Actively Managed Equity 0.6 0.9 0.0 2.9 3.4 Fixed Income 4.4 3.6 3.8 (8.8) (5.6) Other (2) 1.6 0.4 1.7 4.8 (6.0) Total 6.6 4.9 5.5 (1.1) (8.2) Passively Managed (1) Equity (0.5) (0.3) (1.4) (1.5) 0.3 Fixed Income (1.4) (0.1) 0.0 0.1 0.2 Other (2) 0.0 0.0 0.1 0.1 0.0 Total (1.9) (0.4) (1.3) (1.3) 0.5 Total Active vs Passive Net Flows 4.7 4.5 4.2 (2.4) (7.7) Notes: (1) Includes index and enhanced index services. (2) Includes certain multi-asset solutions and services and certain alternative investments. 19

AXA Equitable Holdings

Protection Solutions - Statements of Income (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of						Year-to-Date or As of		
	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Change	6/30/2017	6/30/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 512	$ 518	$ 436	$ 535	$ 547	6.8 %	$ 1,041	$ 1,082	3.9 %
Net investment income (loss)	173	226	243	220	194	12.1 %	381	414	8.7 %
Investment gains (losses), net including derivative gains (losses)	1	3	(4)	(1)	3	200.0 %	1	2	100.0 %
Investment Management, service fees and other income	57	51	52	55	56	(1.8)%	109	111	1.8 %
Segment revenues	743	798	727	809	800	7.7 %	1,532	1,609	5.0 %
Benefits and other deductions									
Policyholders' benefits	421	431	(308)	409	420	(0.2)%	833	829	(0.5)%
Interest credited to policyholders' account balances	120	119	111	122	120	— %	236	242	2.5 %
Commissions and distribution related payments	68	65	73	66	75	10.3 %	136	141	3.7 %
Amortization of deferred policy acquisition costs, net	(3)	91	10	71	47	1,666.7 %	26	118	353.8 %
Compensation and benefits, interest expense, and other operating costs and expenses	118	104	112	114	107	(9.3)%	227	221	(2.6)%
Segment benefits and other deductions	724	810	(2)	782	769	6.2 %	1,458	1,551	6.4 %
Operating earnings (loss), before income taxes	19	(12)	729	27	31	63.2 %	74	58	(21.6)%
Income taxes	(3)	9	(242)	(4)	(7)	(133.3)%	(19)	(11)	42.1 %
Operating earnings (loss), before noncontrolling interest	16	(3)	487	23	24	50.0 %	55	47	(14.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(2)	—	—		—	—	
Operating earnings (loss)	16	(3)	485	23	24	50.0 %	55	47	(14.5)%
Summary Metrics									
Non-GAAP Operating ROC [1][2][3]			5.2 %	4.5%	5.0%			5.0%	
Benefit ratio [4]	72.8%	68.9%	(27.1)%	65.6%	67.5%		69.8%	66.6%	
Gross written premiums	750	736	768	754	767	2.3 %	1,518	1,521	0.2 %
Annualized premiums	54	57	60	57	66	22.2 %	106	123	16.0 %
Total in-force face amount (in billions USD)	446	446	446	444	443	(0.7)%	446	443	(0.7)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $588 million total pre-tax adjustments in policyholders' benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 32%.

(3) Non-GAAP Operating ROC is calculated by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern.

(4) Benefit ratio is calculated as sum of policyholders' benefits and interest credited to policyholders' account balances dividend by segment revenues.

20

Protection Solutions - Select Operating Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 6/30/2017 6/30/2018 Sales Metrics First Year Premiums by Product Line: Universal Life $ 1 $ 1 $ — $ 1 $ 1 $ 3 $ 2 Indexed Universal Life 55 50 58 48 65 110 113 Variable Universal Life 35 43 45 39 43 75 82 Term 4 5 5 4 5 9 9 Employee Benefits 6 6 11 10 11 8 21 Other (1) — — 1 — — — — Total 101 105 120 102 125 205 227 Renewals by Product Line: Universal Life 256 218 221 220 230 474 450 Indexed Universal Life 45 48 48 55 56 93 111 Variable Universal Life 220 243 239 242 225 476 467 Term 126 116 131 126 122 257 248 Employee Benefits — — 1 3 4 — 7 Other (1) 2 6 8 6 5 13 11 Total 649 631 648 652 642 1,313 1,294 Total Gross Premiums 750 736 768 754 767 1,518 1,521 In-force Metrics In-force Face Amount by Product (2) (in billions): Universal Life (3) 60 60 59 58 58 60 58 Indexed Universal Life 19 20 20 21 22 19 22 Variable Universal Life (4) 129 129 129 128 128 129 128 Term 236 235 236 235 234 236 234 Whole Life 2 2 2 2 1 2 1 Total 446 446 446 444 443 446 443 In-force Policy Count by Product (2) (in thousands): Universal Life (3) 193 191 188 185 181 193 181 Indexed Universal Life 41 43 45 47 48 41 48 Variable Universal Life (4) 321 318 316 314 312 321 312 Term 343 341 340 338 336 343 336 Whole Life 20 20 20 20 19 20 19 Total 918 913 909 904 896 918 896 Protection Solutions Reserves (5) General Account 16,629 16,724 16,007 16,128 16,202 16,629 16,202 Separate Accounts 11,859 12,163 12,643 12,396 12,597 11,859 12,597 Total 28,488 28,887 28,650 28,524 28,799 28,488 28,799 Notes: (1) For the individual life insurance premiums, other includes Whole Life insurance and other products available for sale but not actively marketed. (2) Does not include life insurance sold as part of our employee benefits business as it is a start-up business with a limited amount of in-force policies. (3) Universal Life includes guaranteed Universal Life insurance products. (4) Variable Universal Life includes variable life insurance and corporate-owned life insurance. (5) Does not include our employee benefits business as it is a start-up business and therefore has immaterial in-force policies. 21

Investments 22

Consolidated Investment Portfolio Composition

(in millions USD, unless otherwise indicated)

	Balances as of			
	12/31/2017		6/30/2018	
	Amount	% of Total	Amount	% of Total
Composition of investment portfolio				
Fixed maturities, available for sale, at fair value	$ 46,941	57.1 %	$ 43,905	55.4 %
Mortgage loans on real estate	10,952	13.3 %	11,808	14.9 %
Policy loans	3,819	4.6 %	3,739	4.7 %
Real Estate held for the production of income	390	0.5 %	53	0.1 %
Other equity investments	1,392	1.7 %	1,385	1.7 %
Other invested assets	4,118	5.0 %	1,792	2.3 %
Subtotal investment assets	67,612	82.2 %	62,682	79.0 %
Trading securities	14,170	17.2 %	14,146	17.8 %
Total investments	81,782	99.5 %	76,828	96.9 %
Cash and cash equivalents	4,814	5.9 %	6,833	8.6 %
Repurchase and funding agreements	(4,382)	(5.3)%	(4,343)	(5.5)%
Total	82,214	100.0 %	79,318	100.0 %
Fixed maturities by industry				
Corporate securities:				
Finance	6,017	12.6 %	5,815	13.2 %
Manufacturing	7,820	16.4 %	8,526	19.4 %
Utilities	4,229	8.9 %	4,156	9.5 %
Services	3,422	7.2 %	3,741	8.5 %
Energy	2,072	4.4 %	2,081	4.7 %
Retail and wholesale	1,437	3.0 %	1,585	3.6 %
Transportation	1,012	2.1 %	1,141	2.6 %
Other	135	0.3 %	139	0.3 %
Total corporate securities	26,144	54.9 %	27,184	61.9 %
U.S. government	18,493	38.8 %	14,386	32.8 %
Residential mortgage-backed	818	1.7 %	256	0.6 %
Preferred stock	512	1.1 %	506	1.2 %
State & municipal	489	1.0 %	470	1.1 %
Foreign governments	419	0.9 %	457	1.0 %
Asset-backed securities	749	1.6 %	629	1.4 %
Total	47,624	100.0 %	43,888	100.0 %
Fixed maturities credit quality(1)				
Aaa, Aa, A	34,835	73.1 %	30,185	68.8 %
Baa	11,668	24.5 %	12,702	28.9 %
Investment grade	46,503	97.6 %	42,887	97.7 %
Ba	659	1.4 %	499	1.1 %
B	428	0.9 %	471	1.1 %
Caa	21	— %	25	0.1 %
Ca, C	13	— %	6	— %
Below investment grade	1,121	2.4 %	1,001	2.3 %
Total	47,624	100.0 %	43,888	100.0 %

Notes:

(1) Credit quality based on NAIC rating.

23

Consolidated Results of General Account Investment Assets

(in millions USD, unless otherwise indicated)	Six Months Ended 6/30/2018		Six Months Ended 6/30/2017		Year Ended 12/31/2017	
	Yield	Amount[2]	Yield	Amount[2]	Yield	Amount[2]
Fixed Maturities[1]:						
Investment grade						
Income (loss)	3.74 %	$ 810	3.95 %	$ 803	3.64 %	$ 1,515
Ending assets		42,866		41,322		44,384
Below investment grade						
Income	6.32 %	42	6.90 %	56	7.23 %	113
Ending assets		1,288		1,562		1,367
Mortgages:						
Income (loss)	4.18 %	238	4.54 %	229	4.38 %	454
Ending assets		11,808		10,408		10,952
Real Estate Held For the Production of Income:						
Income (loss)	(3.00)%	(5)	(5.56)%	(1)	1.30 %	2
Ending assets		53		56		390
Other Equity Investments:						
Income (loss)	9.56 %	62	12.68 %	79	14.37 %	169
Ending assets		1,311		1,281		1,289
Policy Loans:						
Income	5.70 %	108	5.79 %	111	5.77 %	221
Ending assets		3,739		3,919		3,819
Cash and Short-term Investments:						
Income	0.68 %	16	0.36 %	9	0.65 %	32
Ending assets		5,763		6,522		4,539
Repurchase and funding agreements:						
Interest expense and other		(17)		(8)		(21)
Ending (liabilities)		(4,343)		(4,416)		(4,382)
Total Invested Assets:						
Income	4.06 %	1,254	4.40 %	1,278	4.18 %	2,485
Ending assets		62,485		60,654		62,358
Trading Securities:						
Income (loss)	(0.89)%	(57)	2.66 %	129	2.19 %	231
Ending assets		13,352		10,702		12,050
Total:						
Investment income	3.21 %	1,197	4.15 %	1,407	3.88 %	2,716
Less: investment fees	(0.09)%	(34)	(0.11)%	(36)	(0.10)%	(68)
Investment income, net	3.12 %	1,163	4.04 %	1,371	3.78 %	2,648
Ending Net Assets		75,837		71,356		74,408

Notes:

(1) Fixed Maturities Investment Grade and Below Investment Grade are based on Moody's Equivalent ratings.

(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

24

Additional Information 25

Deferred Acquisition Costs Rollforward Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 6/30/2017 6/30/2018 Deferred Acquisition Costs Balance as of beginning of period $ 6,026 $ 6,101 $ 6,114 $ 5,969 $ 6,288 $ 6,044 $ 5,969 Capitalization of commissions, sales and issue expenses 179 162 173 160 173 352 332 Amortization (66) (174) (90) (175) (172) (184) (346) Change in unrealized investment gains and losses (38) 25 (228) 334 57 (111) 391 Balance as of end of period 6,101 6,114 5,969 6,288 6,346 6,101 6,346 Deferred Acquisition Costs by segment and Corporate and Other Individual Retirement 2,718 2,811 2,901 2,957 3,015 2,718 3,015 Group Retirement 649 668 678 664 675 649 675 Protection Solutions 2,865 2,569 2,329 2,554 2,524 2,865 2,524 Corporate and Other (131) 66 61 113 132 (131) 132 Total 6,101 6,114 5,969 6,288 6,346 6,101 6,346 26

Use of Non-GAAP Financial Measures In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Pro Forma Non-GAAP Operating ROE, and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2018, the Company revised its Non-GAAP Operating Earnings definition as it relates to the treatment of certain elements of the profitability of its variable annuity products with indexed-linked features to align to the treatment of its variable annuity products with GMxB features. In addition, adjustments for variable annuity products with index-linked features previously included within Other adjustments in the calculation of Non-GAAP Operating Earnings are now included with the adjustments for variable annuity products with GMxB features in the broader adjustment category, Variable annuity product features. The presentations of Non-GAAP Operating Earnings in prior periods were revised to reflect this change in definition. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: • Items related to Variable Annuity product features which include certain changes in the fair value of the derivatives and other securities we use to hedge these features and changes in the fair value of the embedded derivatives reflected within Variable annuity products’ net derivative results; • Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances; • Goodwill impairment, which includes a write-down of goodwill in first quarter of 2017 • Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities and separation costs; and • Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period, permanent differences due to goodwill impairment, and the Tax Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use our prevailing corporate federal income tax rate of 21% in 2018 and 35% in 2017, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. Pro Forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Pro Forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non- GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Pro Forma Non-GAAP Operating ROE by dividing Pro Forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings, excluding AOCI and NCI. We calculate Non-GAAP Operating ROC by segment by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available for sale securities. Therefore, we believe excluding AOCI is more effective in analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels necessary to be considered a going concern. To enhance the ability to analyze these measures across periods, interim periods are annualized. Pro Forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “stockholder’s equity.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding – diluted. Non-GAAP Operating Earnings Per Share Non-GAAP Operating Earnings Per Share is calculated by dividing Non-GAAP Operating Earnings by ending common shares outstanding – diluted. 27

Reconciliation of Non-GAAP Measures (1/3)

(in millions USD, unless otherwise indicated)	Three Months Ended 6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	Year-to-Date 6/30/2017	6/30/2018
Net income (loss) attributable to Holdings							
Net income (loss) attributable to Holdings	$ 608	$ (6)	$ 538	$ 168	$ 158	$ 318	$ 326
Adjustments related to:							
Variable annuity product features[1]	(40)	656	377	212	280	251	492
Investment gains (losses)	(4)	12	159	(102)	22	20	(80)
Goodwill impairment	—	—	—	—	—	369	—
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	33	34	34	131	27	67	158
Other adjustments	26	46	59	90	89	5	179
Income tax (expense) benefits related to above adjustments	(7)	(260)	(212)	(63)	(81)	(242)	(144)
Non-recurring tax items	(217)	(7)	16	28	11	(85)	39
Non-GAAP Operating earnings (loss)	399	475	971	464	506	703	970
Net income (loss) attributable to Holdings per diluted common share	1.08	(0.01)	0.96	0.30	0.28	0.57	0.58
Adjustments related to:							
Variable annuity product features[1]	(0.07)	1.17	0.67	0.38	0.50	0.45	0.88
Investment gains (losses)	(0.01)	0.02	0.28	(0.18)	0.04	0.04	(0.14)
Goodwill impairment	—	—	—	—	—	0.66	—
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.06	0.06	0.06	0.23	0.05	0.12	0.28
Other adjustments	0.05	0.08	0.11	0.16	0.15	(0.01)	0.32
Income tax (expense) benefit related to above adjustments	(0.01)	(0.46)	(0.38)	(0.11)	(0.14)	(0.43)	(0.26)
Non-recurring tax items	(0.39)	(0.01)	0.03	0.05	0.02	(0.15)	0.07
Non-GAAP Operating earnings per diluted common share	0.71	0.85	1.73	0.83	0.90	1.25	1.73
Book Value per share							
Book Value per Share	22.08	22.15	24.04	24.18	23.84	22.08	23.84
Less: Per share impact of AOCI	(0.59)	(0.59)	(0.19)	(1.69)	(2.33)	(0.59)	(2.33)
Book value per share (ex. AOCI)	22.67	22.74	24.23	25.87	26.17	22.67	26.17

Notes:

(1) This reconciling item was previously referred to as "GMxB product features", but is now referred to more broadly as "Variable annuity product features" to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings.

28

Reconciliation of Non-GAAP Measures (2/3) Three Months Ended or As of Twelve Months Ended or As of (in millions USD, unless otherwise indicated) 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 3/31/2018 6/30/2018 Net Income to Pro forma Net Income Net Income (loss), as reported $ 698 $ 90 $ 682 $ 291 $ 255 $ 1,761 $ 1,318 Adjustments related to: Pro forma adjustments before income tax(1) (65) (65) 21 (32) (141) (76) Income tax impact 12 11 (28) (4) (9) (21) Pro forma adjustments, net of income tax (53) (54) (7) (36) — (150) (97) Pro forma net income (loss) 645 36 675 255 255 1,611 1,221 Less: Pro forma net income (loss) attributable to the noncontrolling interest (63) (65) (91) (82) (97) (301) (335) Pro forma net income (loss) attributable to Holdings 1,174 (47) 1,252 392 413 1,310 886 Pro forma Net Income to Pro forma Non-GAAP Operating Earnings Pro forma net income (loss) attributable to Holdings 582 (29) 584 173 158 1,310 886 Adjustments related to: Variable annuity product features (78) 698 378 213 280 1,211 1,569 Investment (gains) losses (4) 12 160 (103) 22 65 91 Investment (income) loss from certain derivative instruments — — — — — — — Goodwill impairment 33 35 34 132 27 — — Net actuarial (gains) losses related to pension and other postretirement benefit obligations — — — — 234 228 Other adjustments 17 56 56 93 89 222 294 Income tax (expense) benefits related to above adjustments (209) (287) (331) (62) (81) (889) (761) Non-recurring tax items — — 132 28 11 160 171 Pro forma Non-GAAP Operating Earnings 341 485 1,013 474 506 2,313 2,478 Pro forma Equity Reconciliation Average Twelve Months Ended Total equity attributable to Holdings 12,385 12,425 13,485 13,564 13,376 12,965 13,213 Pro forma adjustments (1) 926 892 702 6 — 632 400 Pro forma total equity attributable to Holdings 13,311 13,317 14,187 13,570 13,376 13,596 13,613 Less: Accumulated other comprehensive income (loss) (333) (330) (108) (946) (1,310) (429) (674) Pro forma total equity attributable to Holdings excluding AOCI 13,644 13,647 14,295 14,516 14,686 14,026 14,286 Return on Equity Reconciliation Twelve Months Ended or As of Net income (loss) attributable to Holdings 608 (6) 538 168 158 1,308 858 Average equity attributable to Holdings — — — — — 12,965 13,213 Return on Equity 10.1% 6.5% Pro forma Non-GAAP Operating Earnings 506 474 1,014 485 341 2,313 2,478 Pro forma average equity attributable to Holdings excluding AOCI 14,026 14,286 Pro forma Non-GAAP Return on Equity 16.5% 17.3% Pro forma Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items (2) 506 474 615 485 341 1,914 2,079 Pro forma average equity attributable to Holdings excluding AOCI 14,026 14,286 Pro forma Non-GAAP ROE excluding Q4 2017 non-recurring items 13.6% 14.6% Notes: (1) Pro Forma adjustments relate to certain reorganization transactions that occurred in 2018, including: (1) the acquisition of AXA’s remaining interest in AB and minority interests in AXA Financial, Inc.; (2) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (3) the issuance of $3.8 billion of external debt and (4) the settlement of all outstanding financing balances with AXA. (2) The post-tax adjustment to Pro Forma Non-GAAP Operating Earnings for Q42017 non-recurring items was determined by multiplying $588 million total pre-tax adjustments in policyholder’s benefits, DAC amortization (net), policy charges, fee income and premiums by a tax rate of 32%. 29

AXA Equitable Holdings

Reconciliation of Non-GAAP Measures (3/3)

(in millions USD, unless otherwise indicated)	Twelve Months Ended 12/31/2016	Twelve Months Ended 12/31/2017	Twelve Months Ended or As of 12/31/2017
Net Income to Pro forma Net Income			
Net Income (loss), as reported			$ 1,273
Adjustments related to:			
Pro forma adjustments before income tax[1]			(154)
Income tax impact			(3)
Pro forma adjustments, net of income tax			(157)
Pro forma net income (loss)			1,116
Less: Pro forma net income (loss) attributable to the noncontrolling interest			(276)
Pro forma net income (loss) attributable to Holdings			840
Pro forma Net Income to Pro forma Non-GAAP Operating Earnings			
Pro forma net income (loss) attributable to Holdings			840
Adjustments related to:			
Variable annuity product features			1,250
Investment (gains) losses			192
Investment (income) loss from certain derivative instruments			18
Goodwill impairment			369
Net actuarial (gains) losses related to pension and other postretirement benefit obligations			136
Other adjustments			85
Income tax (expense) benefits related to above adjustments			(705)
Non-recurring tax items			(76)
Pro forma Non-GAAP Operating Earnings			2,109
Pro forma Equity Reconciliation			Average Twelve Months Ended
Total equity attributable to Holdings	11,455	13,485	12,470
Pro forma adjustments [1]	1,079	702	891
Pro forma total equity attributable to Holdings	12,534	14,187	13,361
Less: Accumulated other comprehensive income (loss)	(921)	(108)	(515)
Pro forma total equity attributable to Holdings excluding AOCI	13,455	14,295	13,875
Return on Equity Reconciliation			Twelve Months Ended or As of
Net income (loss) attributable to Holdings			850
Average equity attributable to Holdings			12,470
Return on Equity			6.8%
Pro forma Non-GAAP Operating Earnings			2,109
Pro forma average equity attributable to Holdings excluding AOCI			13,875
Pro forma Non-GAAP Return on Equity			15.2%
Pro forma Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items (2)			1,710
Pro forma average equity attributable to Holdings excluding AOCI			13,875
Pro forma Non-GAAP ROE excluding Q4 2017 non-recurring items			12.3%

Notes:

(1) Pro Forma adjustments relate to certain reorganization transactions that occurred in 2018, including: (1) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (2) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (3) the issuance of $3.8 billion of external debt and (4) the settlement of all outstanding financing balances with AXA.

(2) The post-tax adjustment to Pro Forma Non-GAAP Operating Earnings for Q42017 non-recurring items was determined by multiplying $588 million total pre-tax adjustments in policyholder's benefits, DAC amortization (net), policy charges, fee income and premiums by a tax rate of 32%.

30

Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Account AV refers to Separate Account investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our AXA Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB, (ii) the assets in our GAIA portfolio and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Current Product Offering (Individual Retirement) - Products sold 2011 and later. Deferred acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. Fixed Rate (Individual Retirement) - Pre 2011 GMxB products. FYP - First year premium and deposits. Gross premiums - FYP and Renewal premium and deposits. GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Inv Mgmt and Research - Abbreviation for Investment Management and Research. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn from existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets. Pre-tax return on assets - calculated as segment pre-tax operating earnings. 31

AXA Equitable Holdings

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Autonomous Research	Erik Bass	1 (646) 561-6248
Bank of America Merrill	Jay Cohen	1 (646) 855-5716
Barclays	Jay Gelb	1 (212) 526-1561
Citi	Suneet Kamath	1 (212) 816-3457
Credit Suisse	Andrew Kligerman	1 (212) 325-5069
Deutsche Bank	Joshua Shanker	1 (212) 250-7127
Evercore ISI	Thomas Gallagher	1 (212) 446-9439
Goldman Sachs	Alex Scott	1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	1 (860) 722-5930
Morgan Stanley	Nigel Dally	1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	1 (615) 748-4422

This list is provided for informational purposes only. AXA Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	**3/7/2018**	**3/6/2018**	**4/11/2018**
Financial Strength Ratings:			
AXA Equitable Life	A	A+	A2
MLOA	A	A+	A2
Credit Ratings:			
AXA Equitable Holdings	—	BBB+	Baa2
AXA Financial	bbb+	BBB+	Baa2
AB [(1)]	—	A	A2

Investor and Media Contacts

Contact Investor Relations

Kevin Molloy
(212) 314-2476
IR@axa-equitable.com
www.ir.axaequitableholdings.com

Priya Mehrotra
(212) 314-2466

Dan Woodrow
(212) 314-2036

Mallika Patkar
(212) 314-2183

Contact Media Relations

Gina Tyler
(212) 314-2010
MediaRelations@axa-equitable.com
www.axaequitableholdings.com

Notes:
(1) Last review dates: S&P as of November 29, 2017, Moody's as of May 17, 2017.

32